Exhibit 26(r)

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2017.

 /s/Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2017.

 /s/Wendy E. Cooper
Wendy Cooper
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Executive Vice President, Chief Financial Officer and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2017.

 /s/C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Executive Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2017.

                        /s/Anne Kronenberg
 Anne Kronenberg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller, Assistant Treasurer and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2017.

 /s/Eric J. Martin
Eric J. Martin
Controller, Assistant Treasurer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2017.

 /s/Mark Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, General Counsel, Executive Vice President and Secretary of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2017.

 /s/Jay Orlandi
Jay Orlandi
Director, General Counsel, Executive Vice President and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2017.

 /s/David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Arthur D. Woods, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	811-8878
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	811-8878
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	811-8878
TFLIC Series Life Account	TFLIC Financial Freedom Builder	811-8878
TFLIC Series Life Account	Transamerica Journey NY	811-8878
ML of New York Variable Life Separate Account	MLNY Prime Plans I – IV, MLNY Directed Life	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan V	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan VI	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan 7	811-6226
ML of New York Variable Life Separate Account	MLNY Prime Plan Investor	811-6226
ML of New York Variable Life Separate Account	MLNY Directed Life 2	811-6226
ML of New York Variable Life Separate Account II	MLNY Investor Life	811-7152
ML of New York Variable Life Separate Account II	MLNY Investor Life Plus	811-7152

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2017.

 /s/June Yuson
June Yuson
 Director